SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                        ______________________

                              FORM 8-K



                           CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



                            Date of Report
                  (Date of earliest event reported)
                           October 2, 1996



                      UNION CARBIDE CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



        1-1463                               13-1421730
(Commission File Number)          (IRS Employer Identification No.)



    39 Old Ridgebury Rd, Danbury, CT            06817-0001
(Address of principal executive offices)        (Zip code)



                  Registrant's telephone number,
                including area code 203-794-2000



   Total number of sequentially numbered pages in this filing,
                   including exhibits thereto:   6






Item 5.  OTHER EVENTS

         See Opinion of Cahill Gordon & Reindel, dated October 2, 1996, accompanying this report and filed as Exhibit 5 to Registration Statement No. 33-60705.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99. Opinion of Cahill Gordon & Reindel, dated October 2, 1996, filed as Exhibit 5 to Registration Statement No. 33-60705.
















Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Date:  October 2, 1996



                                        UNION CARBIDE CORPORATION





                                        By     J. MACDONALD
                                               J. Macdonald
                                               Assistant Secretary






                             EXHIBIT INDEX



Exhibit

  99. Opinion of Cahill Gordon & Reindel, dated October 2, 1996, filed as Exhibit 5 to Registration Statement No. 33-60705.




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